                                                                    Exhibit 32.2

                                  CERTIFICATION

      In connection  with the annual report of New Century Equity Holdings Corp.
(the "Company") on Form 10-K for the year ended December 31, 2006, as filed with the  Securities and Exchange  Commission on the date hereof,  I, John P. Murray,
Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the  Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

  (1) The Form 10-K report for the year ended December 31, 2006,  filed with the
      Securities and Exchange  Commission on April 2, 2007,  fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
      of 1934; and

  (2) The  information  contained  in the Form 10-K  report  for the year  ended
      December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of New Century Equity Holdings Corp.

By:  /s/ John P. Murray             Date: April 2, 2007
    --------------------                  -------------
John P. Murray
Chief Financial Officer